QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2012

THE PEP BOYS – MANNY, MOE & JACK
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

1-3381 (Commission File Number)	23-0962915 (IRS Employer Identification No.)

3111 W. Allegheny Ave.
Philadelphia, PA 19132
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (215) 430-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On January 29, 2012, The Pep Boys – Manny, Moe & Jack, a Pennsylvania corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Auto Acquisition Company, LLC, a Delaware limited liability company ("Parent"), and Auto Mergersub, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company (the "Merger"), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates (the "Funds") of The Gores Group, LLC, a Los Angeles based private equity firm. The Merger Agreement was unanimously approved by the Company's Board of Directors (the "Board") on January 29, 2012.

        At the effective time of the Merger, each share of the Company's common stock (the "Shares") issued and outstanding immediately prior to such time (other than Shares that are owned by Parent, Merger Sub, the Company or any of their respective subsidiaries) shall be automatically cancelled and converted into the right to receive $15.00 in cash (the "Per Share Merger Consideration"), without interest, on the terms and subject to the conditions set forth in the Merger Agreement.

        Consummation of the Merger is subject to customary conditions, including without limitation (i) the adoption of the Merger Agreement by the Company's shareholders, (ii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1974, as amended, and the receipt of required approvals or clearances from any applicable foreign governmental antitrust authority, (iii) the absence of any law or order that is in effect and restrains, enjoins or otherwise prohibits the Merger and (iv) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the Merger Agreement (subject to customary materiality qualifiers). The availability of financing is not a condition to the consummation of the Merger.

        The Company has made customary representations and warranties and covenants in the Merger Agreement, including covenants regarding: (i) the conduct of the business of the Company prior to the closing of the Merger (the "Closing"); (ii) the calling and holding of a meeting of the Company's shareholders for the purpose of obtaining shareholder adoption of the Merger Agreement; and (iii) the use of reasonable best efforts to cause the Merger to be consummated. With respect to the covenant governing the conduct of the business of the Company prior to the Closing, among other covenants specified in the Merger Agreement, the Company is prohibited from declaring or paying any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to the Company's or any of its subsidiaries' capital stock, other than dividends paid by one of the Company's subsidiaries to the Company or any wholly owned subsidiary of the Company.

        Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which will be used by Parent to (i) pay the aggregate Per Share Merger Consideration, (ii) pay any and all related fees and expenses required to be paid by Parent, Merger Sub and the surviving corporation in connection with the Merger and (iii) satisfy all of the other payment obligations of Parent, Merger Sub and the surviving corporation contemplated by the Merger Agreement. The Funds have committed to capitalize Parent, at or prior to the Closing, with an aggregate equity contribution in an amount of $489 million, on the terms and subject to the conditions set forth in equity commitment letters, each dated January 29, 2012. Each Fund has also agreed to guarantee its pro rata portion of the reverse termination fee that may become payable by Parent under the Merger Agreement, on the terms and subject to the conditions set forth in their respective guarantee agreements in favor of the Company, dated January 29, 2012. Pursuant to their debt commitments, Barclays Bank PLC, Credit Suisse AG and Wells Fargo Bank, National Association have committed to provide credit facilities in the aggregate amount of $875 million, on the terms and subject to the conditions set forth in their respective debt commitment letters, dated January 29, 2012.

        During the period beginning on January 29, 2012 and continuing until 11:59 p.m. Eastern Time on March 14, 2012 (the "Go-Shop Period"), the Company may solicit, initiate, facilitate or encourage any acquisition proposals from third parties and provide non-public information to, and participate in discussions and negotiate with, third parties with respect to acquisition proposals, on the terms and subject to the conditions of the Merger Agreement. Starting at 12:00 a.m. Eastern Time on March 15, 2012, the Company will become subject to customary restrictions on its ability to solicit acquisition proposals from third parties and to provide information to and engage in discussions with third parties regarding acquisition proposals.

        The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay the Parent a termination fee. If the Merger Agreement is terminated by either the Company or Parent because (i) the Closing has not occurred on or before July 27, 2012 or (ii) the Company failed to obtain the required vote of its shareholders at the meeting of its shareholders to adopt the Merger Agreement, and, in each case, prior to the meeting, a competing acquisition proposal has been publicly proposed or disclosed and not publicly withdrawn at the time of the meeting, the termination fee will be $25 million. If the Merger Agreement is terminated by the Company prior to 11:59 p.m. Eastern Time on March 29, 2012 in connection with the Company entering into an acquisition agreement with a person who submits an acquisition proposal prior to the end of the Go-Shop Period (a "Go-Shop Party") that the Board determines is a superior proposal, then the amount of the termination fee payable by the Company will be $10 million. However, the amount of the termination fee payable by the Company will be $25 million if the Merger Agreement is terminated by the Company after the end of the Go-Shop Period in connection with entering into an acquisition agreement with any person (or after 11:59 p.m. Eastern Time on March 29, 2012, in connection with the Company entering into an acquisition agreement with any party that was previously a Go-Shop Party). The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $50 million under certain circumstances specified in the Merger Agreement, including if Parent fails to consummate the transactions contemplated by the Merger Agreement on or prior to the date that is five business days after the satisfaction or waiver of all the conditions to the Closing specified in the Merger Agreement.

        The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub and the additional persons specifically described therein. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by matters specifically disclosed in any reports filed by the Company with the Securities and Exchange Commission (the "SEC") prior to the date of the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement, which might differ from what is viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof in the Merger Agreement as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company's Annual Reports on Form 10-K, the Company's

Quarterly Reports on Form 10-Q, the Company's Current Reports on Form 8-K and any other documents that the Company files or has filed with the SEC.

        The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Item 8.01.    Other Events.

        On January 30, 2012, the Company issued a press release announcing the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

        This filing contains forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to satisfy the conditions to the Merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of the Company's outstanding shares of common stock entitled to vote on the adoption of the Merger Agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the Merger; (5) the ability to recognize the benefits of the Merger; (6) legislative, regulatory and economic developments; and (7) other factors described in the Company's filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the Company's ability to control or predict. The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company is not responsible for updating the information contained in this filing beyond the published date, or for changes made to this filing by wire services or Internet service providers.

Additional Information and Where to Find It

        In connection with the proposed Merger, the Company plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be mailed to shareholders of the Company. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by the Company with the SEC, at the SEC's web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the Company's other filings with the SEC may also be obtained from the Company by directing a request to the Company, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Participants in Solicitation

        The Company and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from the Company's shareholders in favor of the proposed Merger. Information regarding the Company's directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011 filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company's shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits.

        The following exhibits are filed herewith:

Exhibit Number		Description
2.1	*	Agreement and Plan of Merger, dated as of January 29, 2012, by and among The Pep Boys – Manny, Moe & Jack, Auto Acquisition Company, LLC and Auto Mergersub, Inc.
99.1		Press release issued on January 30, 2012 by The Pep Boys – Manny, Moe & Jack announcing the Agreement and Plan of Merger.

*
Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pep Boys – Manny, Moe & Jack
Date: January 30, 2012	By:	/s/ BRIAN D. ZUCKERMAN Brian D. Zuckerman Senior Vice President – General Counsel & Secretary

 EXHIBIT INDEX

Exhibit Number		Description
2.1	*	Agreement and Plan of Merger, dated as of January 29, 2012, by and among The Pep Boys – Manny, Moe & Jack, Auto Acquisition Company, LLC and Auto Mergersub, Inc.
99.1		Press release issued on January 30, 2012 by The Pep Boys – Manny, Moe & Jack announcing the Agreement and Plan of Merger.

*
Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX